Exhibit 99.2 Enterprise Financial Services Corp 2020 Second Quarter Earnings Webcast

Forward-Looking Statements Some of the information in this report may contain “forward-looking statements” within the meaning of and intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may include projections based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company including, without limitation, plans, strategies and goals, and statements about the Company’s expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, yields and returns, loan diversification and credit management, shareholder value creation and the impact of acquisitions. Forward-looking statements include, but are not limited to, statements about the Company’s plans, expectations, and projections of future financial and operating results, as well as statements regarding the Company’s plans, objectives, expectations or consequences of announced transactions. The Company uses words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “could,” “continue,” and “intend”, and variations of such words and similar expressions, in this release to identify such forward-looking statements. Forward-looking statements are inherently subject to risks and uncertainties that could cause actual results to differ materially from those contemplated from such statements. The COVID-19 pandemic is adversely affecting us, our customers, counterparties, employees, and third-party service providers, and the ultimate extent of the impacts on our business, financial position, results of operations, liquidity, and prospects is uncertain. Continued deterioration in general business and economic conditions, including further increases in unemployment rates, or turbulence in domestic or global financial markets could adversely affect our revenues and the values of our assets and liabilities, reduce the availability of funding, lead to a tightening of credit, and further increase stock price volatility. In addition, changes to statutes, regulations, or regulatory policies or practices as a result of, or in response to COVID-19, could affect us in substantial and unpredictable ways.  Other factors that could cause or contribute to such differences include, but are not limited to, the Company’s ability to efficiently integrate acquisitions, including the Trinity acquisition, into its operations, retain the customers of these businesses and grow the acquired operations, as well as credit risk, changes in the appraised valuation of real estate securing impaired loans, outcomes of litigation and other contingencies, exposure to general and local economic conditions, risks associated with rapid increases or decreases in prevailing interest rates, consolidation in the banking industry, competition from banks and other financial institutions, the Company’s ability to attract and retain relationship officers and other key personnel, burdens imposed by federal and state regulation, changes in regulatory requirements, changes in accounting policies and practices or accounting standards, including ASU 2016-13 (Topic 326), “Measurement of Credit Losses on Financial Instruments,” commonly referenced as the Current Expected Credit Loss (“CECL”) model, which changed how we estimate credit losses and may increase the required level of our allowance for credit losses after adoption on January 1, 2020, uncertainty regarding the future of LIBOR, natural disasters, war or terrorist activities, or pandemics, or the outbreak of COVID-19 or similar outbreaks, and their effects on economic and business environments in which we operate, as well as other risk factors described in the Company’s 2019 Annual Report on Form 10-K and other reports filed with the Securities and Exchange Commission (the “SEC”). Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update them in light of new information or future events unless required under the federal securities laws. 2

Timeline of Actions: Key Milestones

MONITOR & PLAN | **IMPLEMENTATION** | **ACTIVATION**

JAN.
Discussions begin about virus; COVID-19 communication begins with associates; marketing begins developing messages

FEB.
Developed COVID-19 Communication and Action Plan Taskforce (CAP Taskforce)

EARLY MAR.
Measures including restricted travel to conferences and social distancing guidelines; Restricted travel and cancel in-person meetings/events; Business travel ban and work- from-home mandate

MAR. 2 Public Health Emergency Declared

LATE MAR.
Business travel suspended; Bank launches bank sponsored loan deferment programs for clients

APRIL
SBA Paycheck Protection Program launched; Associate Relief Program launched through the EB&T foundation; Return to Work (R2W) planning begins

MAY
Face coverings and health questionnaires required onsite; Telecommuting extended; Continued focus on R2W strategies and tactical items

EARLY JUNE
Facilities readiness determined for eventual reopening; Non-retail client facing associates begin conducting in-person meetings, by appointment only following strict protocol for safety

LATE JUNE
Branch lobbies prepared for reopening when local market health conditions dictate. R2W team and managers actively planning for physical space needs and/or extended telecommuting options for all associates

JULY
Internal dashboard tracks pertinent COVID-19 data; virtual training, onboarding and interviewing continues

3

SBA Paycheck Protection Program (PPP) Enterprise is proud to support our small business clients impacted  by the COVID‐19 pandemic through participation in the SBA PPP.  Processed 3,798 applications (and climbing) from small  business owners  Our Focus  $808 million in loans outstanding with an average loan size of $224 thousand as of June 30th Dedicated team of our most experienced associates  We continue to accept applications  focused since April 3 on the PPP loan process to support small businesses in our  communities. Centralized process created with assembly line to  isolate touchpoints and process loans efficiently  We are committed to efficiently  approving applications and funding  Implemented automated solution to facilitate “round  loans as quickly as possible.  2” loans and forgiveness process 4

Total Loan Trends 19% Total Loan Growth In Millions $6,140 PPP $5,458 $808 $5,314 $5,149 $5,228 Q2' 19 Q3' 19 Q4' 19 Q1' 20 Q2' 20 5

Commercial & Industrial Loan Trends In Millions 39% C&I Growth $3,143 PPP $808 $2,469 $2,361 $2,265 $2,303 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 6

Loan Details Q2 ’20 Q1 ’20 QTR Q2 ’19 LTM In Millions Change Change C&I - General $ 1,058 $ 1,186 $ (128) $ 1,104 $ (46) CRE, Investor Owned - General 1,301 1,319 (18) 1,235 66 CRE, Owner Occupied - General 600 585 15 591 9 SBA PPP loans 808 — 808 — 808 Enterprise Value Lending1 383 441 (58) 446 (63) Life Insurance Premium Financing1 521 497 24 466 55 Residential Real Estate - General 327 346 (19) 409 (82) Construction and Land Development - General 456 446 10 377 79 Tax Credits1 363 354 9 268 95 Agriculture1 191 168 23 132 59 Other 132 116 16 121 11 Total Loans $ 6,140 $ 5,458 $ 682 $ 5,149 $ 991 1Specialized categories may include a mix of C&I, CRE, Construction and land development, or Other loans. 7

Total Loans By Business Unit In Millions Specialized Lending St.Louis Kansas City $991 $1,039 $990 $783 $832 $824 $2,339 $2,568 $2,506 Q2 '19 Q1 '20 Q2 '20 Q2 '19 Q1 '20 Q2 '20 Q2 '19 Q1 '20 Q2 '20 Arizona New Mexico $678 $636 $625 $358 $383 $387 Q2 '19 Q1 '20 Q2 '20 Q2 '19 Q1 '20 Q2 '20 Note: Q2 '20 excludes $808 million in PPP loans 8

Deposit Trend 29.3% 21.3% 23.0% 23.0% 22.6% $6,700 In Millions $5,990 $5,771 $5,559 $5,624 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Deposits Noninterest-bearing % u Last Twelve Months Growth Rate = 21% 9

Loan Portfolio Loans by Product Type Loans by Industry Type Other Services Construction 7.4% 31.2% Residential 5.3% Accommodation  Real Estate/  Other 2.2% & Food Service CRE 31.0% 5.7% Rental/Leasing 25.7% EVL 6.2% Construction 5.9% LIPF 8.5% Other Services 6.4% Finance and  Tax Credit 5.9% Manufacturing Insurance 9.0% 16.1% Agriculture 3.1% C&I 17.2% PPP 13.2% LIBOR 40.9% Fixed 36.5% Loans by  Total $6.1 Billion Rate Type Other  Adjustable Prime PPP Fixed 4.1% 5.4% 13.1% 10

C&I and Commercial Real Estate by Industry C&I Loans by Industry Investor Owned CRE Loans by  Industry Finance and  Accommodation,  Other Insurance Food Service 27.5% 29.5% 10.0% Real Estate/  Total Total Health Care,  Rental/Leasing Social Assistance Retail Trade 77.1% 5.0% $3.1 Billion $1.3 Billion 5.7% Construction Manufacturing Other 7.5% 14.6% 7.2% Wholesale  Professional Services Trade 8.2% 7.7% Construction Other 28.2% 6.3% Wholesale Trade Owner Occupied CRE  Total Real Estate/Rental/Leasing 6.6% Loans by Industry $739 Million 17.6% Manufacturing 9.9% Retail Trade Agricultural 16.8% 14.6% 11

Loan Modifications Loan Modifications In Millions Loan Modifications by Loan Type Q2 ’20 Interest deferred $4.0 Residential Loans with modifications: 3.1% CRE 59.0% Commercial Real Estate $404.3 Commercial and Industrial 171.1 Construction Construction Real Estate 88.4 12.9% Residential Real Estate 21.8 Other 0.1 Total $685.7 C&I Number of modifications by month: 25.0% March April May June 59 383 99 28 Full Contractual Deferrals by Term Principal Only Deferrals by Term 90 Day 120 Day 0.3% 90 Day 150 Day 0.2% Total Total 180 Day 1.3% 90.3% $324 Million 180 Day 0.7% 88.5% $362 Million 30 Day 7.2% 60 Day 60 Day 8.7% 2.8% 12

Enterprise Value Lending (EVL)

Total $383 Million

EVL Loans by Industry



Other
16.6%
Manufacturing
35.0%
Health Care
3.8%
Arts & Entertainment
4.6%
Professional Technical
16.1%
Administrative & Support 8.7%
Wholesale Trade 15.2%

EVL Loans by Location



Midwest
36.0%
Southeast
20.0%
West
9.2%
Northeast
20.6%
Southwest
14.2%

- Internally reviewed 100% of the portfolio to identify businesses most at risk for impacts from COVID-19.
- 30% of the portfolio is secured by working capital assets properly margined and monitored by borrowing base.
- 60%+ of the portfolio companies have received PPP funding
- 90% of the portfolio is sponsored by a Small Business Investment Company ("SBIC") licensed by the SBA
- Top 10 Sponsors make up half of the EVL portfolio
  - Average 8-year relationship and 10 deals
- Independent external review (completed July 2020) of portfolio with 78% penetration confirmed bank's risk recognition and further stressed portfolio for LGD in various economic recoveries

EVL Loans by Size

$ In Millions

Size	Number of Loans	Balance	Average Balance
> $10 Million	4	$66.5	$16.6
$5-10 Million	14	95.9	6.8
$2-5 Million	44	135.8	3.1
< $2 Million	102	85.3	1.2
Total	**164**	**$383.5**	**$2.3**

13

PPP Loans Total $808 Million PPP Loans by Industry PPP Loans by Location Other Construction 17.9% Southeast 27.9% 3.6% Midwest 68.8% West 3.8% Manufacturing Administrative  16.7% Northeast Support 2.3% 6.8% Retail Trade 7.4% Professional  Southwest Services 21.5% Health Care 8.5% 14.8%  3,798 applications processed PPP Loans by Size $ In Millions  1% coupon, 2.6% average yield  >98% 2 year maturity, <2% 5 year maturity Size Number of Loans Balance Average Balance $5‐10 Million 6 $44.4 $7.4 $2‐5 Million 65 182.9 2.8 < $2 Million 3,632 580.5 0.2 Total 3,703 $807.8 $0.2 14

Hospitality Loans Total $375 Million Hospitality Loans by Product Type Hospitality Loans by Subsector Commercial  Real Estate Hotels and  52.8% Campgrounds C&I 58.7% 13.7% Tax Credits 3.7% EVL 4.7% Food and Drink  Services Amusement and  Construction 20.2% Recreation 25.1% 21.1% Hospitality Loans by Size $ In Millions  Average LTV between 60‐62% Size Number of Loans Balance Average Balance  86% of committed exposure for hotels and 40% for restaurants > $10 Million 6 $77.6 $12.9 have personal recourse $5‐10 Million 18 121.9 6.8  Restaurants are 42% represented by two borrowers, both of $2‐5 Million 27 95.4 3.5 which have received PPP loans < $2 Million 220 80.0 0.4 Total 271 $374.9 $1.4 15

Earnings Per Share Trend - Q2 2020 Change in EPS $0.08 $0.09 $0.03 $(0.02) $(0.10) $0.56 $0.48 Q1 '20 Net Interest Incremental Provision for Noninterest Noninterest Q2 '20 Income Accretion Credit Losses Income Expense 16

Net Interest Income Trend 3.86% 3.81% 3.79% 3.68% 3.53% In Millions $65.8 $63.0 $63.4 $61.7 $61.6 7% NII Growth Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 17

Credit Trends for Loans Net Charge-offs (annualized) Total Loan Growth In Millions 55.3% 44.3% 46.2% 47.3% 42.6% $683 8 bps 19 bps 9 bps 2 bps $132 $143 8bps $79 $86 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Growth Line Draw % Provision for Credit Losses In Millions EFSC Q2 '20 Q1 '20 NPAs/Assets1 = 0.61% 0.56% $22.3 $19.6 NPLs/Loans1 = 0.78% 0.68% $1.7 $1.8 ALLL/NPLs = 265.9% 247.8% $1.3 ALLL/Loans1 = 2.07% 1.69% Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 1 Excludes PPP loans for Q2 2020 18

Noninterest Income Trend In Millions Fee Income Other Fee Income Detail $14.4 $4.0 $13.6 $13.4 $3.6 $1.2 $3.4 $12.0 $2.0 $1.0 $0.2 $0.6 $0.2 $3.0 $4.0 $10.0 $2.9 $2.9 $0.2 $2.7 $2.7 $3.6 $0.5 $0.4 $0.2 $1.1 $0.2 $0.4 $2.8 $0.2 $0.2 $2.4 $2.5 $2.4 $0.2 $2.2 $0.4 $0.5 $2.2 $0.8 $3.4 $3.2 $3.3 $3.1 $2.4 $2.6 $2.1 $1.9 $1.8 $1.3 $2.7 $2.7 $2.6 $2.5 $2.4 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Wealth Management Deposit Services Charge Miscellaneous Swap Fees Card Services Other CDE Mortgage Tax Credit Income Non-core Acquired 19

Operating Expenses Trend 53.3% 51.7% 50.7% 51.2% 50.7% In Millions $49.1 $10.3 $38.2 $38.4 $38.7 $37.9 $0.4 $20.7 $20.4 $21.7 $20.8 $22.4 $3.2 $3.2 $3.5 $3.3 $3.2 $14.9 $13.8 $14.5 $13.7 $12.3 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Other Occupancy Employee compensation and benefits Merger-related expenses/other non-core expenses Core efficiency ratio* Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation 20

Capital Tangible Common Equity/Tangible Assets* Q2 YTD 2020 Holding Company Capital Uses (Annualized) In Thousands $19,020 8.89% $15,073 8.43% 8.54% 8.42% 8.67% Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Debt Service Dividends Regulatory Capital 14.40% 12.62% 12.72% 12.90% 12.85% 10.00% 11.06% 11.17% 11.40% 11.03% 11.37% CET1 Holding Company liquidity position 9.51% 9.64% 9.90% 9.58% 9.91% continues to support strategic capital 8.00% Tier 1 6.50% planning initiatives, including debt Total Risk Based Capital service and dividends. Well Capitalized ' Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 *A Non-GAAP Measure, Refer to Appendix for Reconciliation. Excludes PPP loans for Q2 2020 21

Second Quarter 2020 Earnings Webcast Appendix

Use of Non-GAAP Financial Measures The Company’s accounting and reporting policies conform to generally accepted accounting principles in the United States (“GAAP”) and the prevailing practices in the banking industry. However, the Company provides other financial measures, such as adjusted EPS, core net interest income, core net interest margin, tangible common equity, core efficiency ratios, ROATCE, adjusted ROAA, adjusted ROAE, and adjusted ROATCE, and the tangible common equity ratio, in this release that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company’s financial performance, financial position, or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The Company considers its adjusted EPS, core net interest income, core net interest margin, core efficiency ratio, adjusted ROAA, adjusted ROAE, ROATCE, adjusted ROATCE, and the tangible common equity ratio, collectively “core performance measures,” presented in this earnings release and the included tables as important measures of financial performance, even though they are non-GAAP measures, as they provide supplemental information by which to evaluate the impact of non-core acquired loans, which were acquired from the FDIC and previously covered by loss share agreements, and the related income and expenses, the impact of certain non-comparable items, and the Company’s operating performance on an ongoing basis. Core performance measures include contractual interest on non-core acquired loans, but exclude incremental accretion on these loans. Core performance measures also exclude expenses directly related to non-core acquired loans. Core performance measures also exclude certain other income and expense items, such as merger related expenses, facilities charges, and the gain or loss on sale of investment securities, the Company believes to be not indicative of or useful to measure the Company’s operating performance on an ongoing basis. The attached tables contain a reconciliation of these core performance measures to the GAAP measures. The Company believes that the tangible common equity ratio provides useful information to investors about the Company’s capital strength even though it is considered to be a non-GAAP financial measure and is not part of the regulatory capital requirements to which the Company is subject. The Company believes these non-GAAP measures and ratios, when taken together with the corresponding GAAP measures and ratios, provide meaningful supplemental information regarding the Company’s performance and capital strength. The Company’s management uses, and believes that investors benefit from referring to, these non-GAAP measures and ratios in assessing the Company’s operating results and related trends and when forecasting future periods. However, these non-GAAP measures and ratios should be considered in addition to, and not as a substitute for or preferable to, ratios prepared in accordance with GAAP. In the attached tables, the Company has provided a reconciliation of, where applicable, the most comparable GAAP financial measures and ratios to the non-GAAP financial measures and ratios, or a reconciliation of the non-GAAP calculation of the financial measures for the periods indicated. Peer group data consists of the median of publicly traded banks with total assets from $2-$10 billion with commercial loans greater than 20% and consumer loans less than 10%. 23

Earnings Per Share Trend - 2020 Change in EPS $0.48 $0.55 $(0.03) $0.07 $1.36 $(1.22) $1.04 $(0.17) Q2 '19 YTD Net Interest Provision for Noninterest Noninterest Merger-Related Change in/ Q2 '20 YTD Income Credit Losses Income Expense Expense Shares ETR 24

Energy-Related Loans Total $134 Million Energy‐Related Loans by Product Type Energy‐Related Loans by Subsector Professional 1.4% Aircraft C&I 3.5% 52.7% Other Manufacturing 9.2% 40.7% EVL 10.2% Utilities Residential/  10.0% Consumer 0.4% Wholesale  Trade 9.7% Retail Trade Transportation/ CRE 26.7% Construction 18.3% 6.5% Warehousing 10.7% Energy Loans by Size $ In Millions  76% of committed exposure has personal recourse Size Number of Loans Balance Average Balance  Diversified with distribution, wholesaling, rail transportation, > $10 Million 1 $10.2 $10.3 pipe coating and convenience stores with gas pumps. $5‐10 Million 2 12.6 6.3  Enterprise does not have loans to oil or gas producers. $2‐5 Million 21 72.2 3.4 < $2 Million 61 39.2 0.6 Total 85 $134.2 $1.6 25

Agricultural Lending Total $191 Million Agricultural Lending by Product Type Agricultural Lending by Subsector Hog & Pig  Other Farming 9.5% 32.8% C&I 28.3% CRE ‐ Owner  Occupied Misc Crop 8.4% 71.7% Corn Farming Soybean  22.2% Farming 5.2% Dairy Cattle Beef Cattle 5.3% 16.6% Agricultural Loans by Size $ In Millions  Experienced farming operations, well secured by Size Number of Loans Balance Average Balance  Accounts Receivable $5‐10 Million 6 $45.3 $7.6  Livestock $2‐5 Million 23 72.4 3.1  Real Estate < $2 Million 153 73.3 0.5 Total  Diversified portfolio generally supported by production 182 $191.0 $1.0 contracts and hedge strategies 26

Aircraft and Owner-Occupied Auto Dealer Lending/Loans Total $157 Million Aircraft & OO‐Auto Dealer Lending by  Aircraft & OO‐Auto Dealer Lending by  Product Type Subsector Aircraft Finance Other C&I 49.5% 7.9% 0.3% Educational  Residential Services 3.9% 2.2% Retail Trade Manufacturing 78.2% 4.7% CRE‐Owner  Transportation  Occupied & Warehousing 48.0% 5.3% Aircraft & OO‐Auto Dealer Lending by Size $ In Millions  Auto Dealers are primarily secured by owner‐occupied real estate, i.e. no floor‐plan loans Size Number of Loans Balance Average Balance  90% of committed exposure has personal recourse > $10 Million 2 $28.0 $14.0  Aircraft lending, $77.6 Million $5‐10 Million 5 29.0 5.8  Advance rate 70‐75% of retail value $2‐5 Million 17 53.4 3.2  Personal recourse from owners, with a typical < $2 Million 68 46.3 0.7 short‐term 6‐month facility Total 92 $156.7 $1.4 27

Loans Secured by Marketable Securities Total $620 Million Loans Secured by Marketable  Loans secured by Marketable Securities by  Securities by Product Type Subsector Other 9.0% Agricultural 1.2% Management Finance &  C&I 6.3% Insurance 9.1% 84.7% Other Life Insurance  5.9% Premium Finance 83.8% Loans Secured by Marketable Securities by Size $ In Millions  Portfolio loans secured by liquid/marketable assets and Size Number of Loans Balance Average Balance within loan to value margins > $10 Million 14 $204.1 $14.6  LIPF Portfolio $5‐10 Million 28 202.3 72.2  The life insurance policies financed have an earnings $2‐5 Million 44 138.9 3.2 floor of 0%, and therefore cannot lose value. Enterprise does not finance variable policies that may lose value. < $2 Million 160 74.5 0.5 Total 246 $619.8 $2.5 28

Retail Commercial Real Estate Total $354 Million Retail CRE Loans by Location Retail CRE Loans by Subsector Other 1.7% Midwest 50.5% Accomodation/  Food Service Southwest 2.7% 30.1% Real  Northeast Estate/Rental/ 3.4% Leasing Southeast West 95.6% 1.9% 14.1% Retail CRE Loans by Size $ In Millions  95% of committed exposure has personal recourse Size Number of Loans Balance Average Balance  No large shopping mall exposure > $10 Million 6 $79.2 $13.2  Average LTV of 64% $5‐10 Million 10 65.2 6.5  84% of the portfolio can cover 12 months of debt service $2‐5 Million 36 109.7 3.0 from borrower/guarantor liquidity < $2 Million 148 99.5 0.7 Total 200 $353.6 $1.8 29

Reconciliation of Non-GAAP Financial Measures

($ in thousands)	Quarter ended Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Six months ended Jun 30, 2020	Jun 30, 2019
CORE PERFORMANCE MEASURES							
Net interest income	$ 65,833	$ 63,368	$ 61,613	$ 63,046	$ 61,715	$ 129,201	$ 114,058
Less: Incremental accretion income	719	1,273	576	2,140	910	1,992	2,067
Core net interest income	65,114	62,095	61,037	60,906	60,805	127,209	111,991
Total noninterest income	9,960	13,408	14,418	13,564	11,964	23,368	21,194
Less: Other income from non-core acquired assets	—	—	4	1,001	2	—	367
Less: Gain on sale of investment securities	—	4	(94)	337	—	4	—
Less: Other non-core income	265	—	—	—	266	265	266
Core noninterest income	9,695	13,404	14,508	12,226	11,696	23,099	20,561
Total core revenue	74,809	75,499	75,545	73,132	72,501	150,308	132,552
Total noninterest expense	37,912	38,673	38,354	38,239	49,054	76,585	88,892
Less: Other expenses related to non-core acquired loans	12	12	33	18	103	24	206
Less: Merger related expenses	—	—	—	393	10,306	—	17,576
Core noninterest expense	37,900	38,661	38,321	37,828	38,645	76,561	71,110
Core efficiency ratio	50.66%	51.21%	50.73%	51.73%	53.30%	50.94%	53.65%
NET INTEREST MARGIN TO CORE NET INTEREST MARGIN (TAX EQUIVALENT)							
Net interest income	$ 66,537	$ 63,978	$ 62,141	$ 63,483	$ 62,109	$ 130,515	$ 114,704
Less: Incremental accretion income	719	1,273	576	2,140	910	1,992	2,067
Core net interest income	$ 65,818	$ 62,705	$ 61,565	$ 61,343	$ 61,199	$ 128,523	$ 112,637
Average earning assets	$ 7,571,196	$ 6,791,459	$ 6,704,506	$ 6,604,083	$ 6,453,001	$ 7,181,328	$ 5,984,348
Reported net interest margin	3.53%	3.79%	3.68%	3.81%	3.86%	3.65%	3.87%
Core net interest margin	3.50	3.71	3.64	3.69	3.80	3.60	3.80

30

Reconciliation of Non-GAAP Financial Measures Quarter ended Jun 30, Mar 31, Dec 31, Sep 30, Jun 30, ($ in thousands) 2020 2020 2019 2019 2019 SHAREHOLDERS’ EQUITY TO TANGIBLE COMMON EQUITY AND TOTAL ASSETS TO TANGIBLE ASSETS Shareholders’ equity $ 867,963 $ 846,436 $ 867,185 $ 846,095 $ 825,501 Less: Goodwill 210,344 210,344 210,344 211,251 211,251 Less: Intangible assets 23,196 24,585 26,076 27,626 29,201 Tangible common equity $ 634,423 $ 611,507 $ 630,765 $ 607,218 $ 585,049 Total assets $ 8,357,501 $ 7,500,643 $ 7,333,791 $ 7,346,791 $ 7,181,855 Less: Goodwill 210,344 210,344 210,344 211,251 211,251 Less: Intangible assets 23,196 24,585 26,076 27,626 29,201 Tangible assets $ 8,123,961 $ 7,265,714 $ 7,097,371 $ 7,107,914 $ 6,941,403 Tangible common equity to tangible assets 7.81% 8.42% 8.89% 8.54% 8.43% 31

Second Quarter 2020 Earnings Webcast Q & A